Note 8 - Fair Value Measurement (Detail) - Fair values determined on the basis of Level 1 inputs utilize quoted prices (unadjusted) in active m (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Cash and cash equivalents	€ 12,485	€ 9,990
Fair Value, Inputs, Level 1 [Member] | Total [Member]
Cash and cash equivalents	12,485	9,990
Fair Value, Inputs, Level 1 [Member]
Cash and cash equivalents	12,485	9,990
Total [Member]
Cash and cash equivalents	€ 12,485	€ 9,990